EFFECTIVE AUGUST 23RD, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 10, 2005

                         SHELLS SEAFOOD RESTAURANTS, INC
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                   0-28258               65-0427966
  ----------------------------       ------------       -------------------
  (State or other jurisdiction       (Commission         (I.R.S. Employer
       of incorporation)             File Number)       Identification No.)

     16313 N. Dale Mabry Hwy, Ste 100, Tampa, FL              33618
     -------------------------------------------            ----------
      (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code  (813) 961-0944

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01   Other Events

Shells Seafood Restaurants, Inc. today issued a press release citing robust sales increases from the restaurants it has remodeled, that it is moving quickly to renovate additional restaurants during the first quarter of 2005, and that it has acquired a prime Clearwater Beach waterfront location that will become the first new Shells restaurant to open since 1999. Included in the press release issued by the Company and furnished herewith as Exhibit 99 are certain non-GAAP financial measures. Management of the Company believes such non-GAAP financial measures are useful to investors assessing the financial condition and results of operations of the Company's core business operations because they exclude results which management believes are atypical and unlikely to occur with regularity in the future.

A copy of the press release follows as Exhibit 99.1

Item 9.01   Financial Statements and Exhibits.

(c)     Exhibits

99.1        Press Release issued by SHELLS SEAFOOD RESTAURANTS, INC,
            February 10,2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SHELLS SEAFOOD RESTAURANTS, INC.
                                           --------------------------------
                                           (Registrant)

Date: February 10, 2005

                                           By: /s/ Leslie J. Christon
                                           ----------------------------
                                               Leslie J. Christon
                                               President and CEO